SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 24, 2000
                        (Date of earliest event reported)



                               ASTROSYSTEMS, INC.
               (Exact name of Registrant as specified in charter)



  Delaware                            0-3344                 13-5691210
(State or other jurisdiction  (Commission File No.)      (IRS Employer
incorporation)                                           Identification Number)

                    P.O. Box 1369, Hockessin, Delaware 19707
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (302) 652-3115













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Item 5.           Other Events

                  On January 24, 2000, Astrosystems, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company will be dissolved on February 8, 2000, and that all of the Company's remaining assets and liabilities will be transferred to a liquidating trust. The Company also announced that a liquidating distribution will be paid to all stockholders of record of the Company as of the close of business on February 7, 2000. The liquidating distribution and the establishment of the liquidating trust are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.

         (c)      Exhibits.

                  99.1     Press Release, dated January 24, 2000




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASTROSYSTEMS, INC.


Dated: January 24, 2000                     By: /s/ Gilbert H. Steinberg
                                               ----------------------------
                                               Gilbert H. Steinberg
                                               Vice President





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